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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 8, 2003


                                   SEEC, INC.
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                    0-21985                  55-0686906
        ------------                    -------                  ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                  PARK WEST ONE, SUITE 200, CLIFF MINE ROAD
                        PITTSBURGH, PENNSYLVANIA 15275
         (Address of principal executive offices including zip code)

                                 (412) 893-0300
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         On January 6, 2003, Asera, Inc., a Delaware corporation ("Asera"), transferred all of its assets to Sherwood Partners, Inc. ("Sherwood") in an assignment for the benefit of creditors transaction. Pursuant to an Asset Purchase Agreement dated January 8, 2003 between Sherwood and the Company, Sherwood sold to SEEC, Inc. (the "Company") the following assets it had acquired from Asera (the "Asset Purchase"):

         (i)      All cash and cash equivalents in excess of $650,000;

         (ii) All accounts receivable, subject to adjustment as more fully described below;

         (iii) All equipment, machinery, computer hardware and software, materials, prototypes, tools, supplies, vehicles, furniture and fixtures;

         (iv) All raw materials, work-in-process and finished goods inventory;

         (v)      All intellectual property;

         (vi)     Certain customer lists;

         (vii)    Certain of Asera's contracts; and

         (viii)   All advertising, marketing and promotional materials.

        A copy of the Asset Purchase Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        Upon the closing of the Asset Purchase, to the extent that the cash and cash equivalents of Asera were less than $650,000, Sherwood is entitled to retain an amount of cash proceeds received by it on behalf of Asera from the collection of accounts receivable equal to such shortfall.

        In connection with the Asset Purchase, the Company did not acquire from Sherwood certain of the assets of Asera including the capital stock or assets of Asera's wholly owned subsidiaries, Asera Ltd. (UK), Asera GmbH (Germany) and Asera India (India), or any real property leases to which Asera or any of its subsidiaries is a party.

        As consideration for the Asset Purchase, the Company assumed the following indebtedness:

         (a) $1,065,213.80 of the secured indebtedness of Asera owing to Venture Lending & Leasing III, Inc., Third Coast Capital, Venture Banking Group, GATX Ventures, Inc. and Heller Financial Leasing, Inc.;

         (b) $506,440.37 of the secured indebtedness of Asera owing to Comdisco Ventures, Inc.;

         (c) $2,112,525 of the secured indebtedness of Asera owing to KPCB Holdings, Inc., as representative and collateral agent ("KPCB"), and certain other lenders (the "Bridge Lenders"); and

         (d) The obligations of Asera arising under certain maintenance and other contracts.

         The assumed indebtedness described in paragraphs (a) and (b) above was paid in full by SEEC on January 8, 2003. Additionally, pursuant to a Consent and Agreement dated January 8, 2003 ("Consent and Agreement") by and among the Company, Asera and KPCB, as the representative and collateral agent for and on behalf of the Bridge Lenders, the Company agreed to convert the assumed indebtedness described in paragraph (c) into (i) 1,646,129 shares of the Company's common stock ("Conversion Shares") and
     (ii) the right to receive, in certain circumstances, an aggregate of $301,782, subject to the satisfaction of certain specified conditions including, without limitation, the approval of the Company's shareholders. The Company has agreed to register the Conversion Shares for resale under the Securities Act of 1933, as amended (the "Securities Act"). A copy of the Consent and Agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

        As further consideration for the purchased assets, the Company agreed to issue to Sherwood, for the benefit of unsecured creditors of Asera, a warrant to purchase an aggregate of 20,000 shares of the Company's common stock. The issuance of the warrant is subject to the satisfaction of certain specified conditions including, without limitation, the approval of the Company's shareholders. The Company has agreed to register the shares sold in the transaction for resale under the Securities Act.

         The Company also agreed to deliver from time to time, and in its sole and absolute discretion, cash to Sherwood for the purpose of paying certain unsecured creditors of Asera. Under no circumstances would the amount to be paid by the Company under this agreement exceed $500,000.

         The amount of consideration paid by the Company in connection with the asset acquisition was determined by arms length negotiation among the parties.

         Except as described in Item 5 below, there was no material relationship between Sherwood or Asera and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

         Prior to the assignment for the benefit of creditors, Asera had developed and marketed order management and supply chain management solutions and a software platform for building flexible, composite applications that leverage existing enterprise software systems including ERP and other back-end packages. The Company will continue to use the equipment and other physical property acquired from Sherwood for these or similar purposes.

         A copy of the press release issued by Registrant on January 8, 2003 concerning the foregoing transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5. OTHER EVENTS.

         On January 8, 2003, the Company announced that on that date it sold 1,205,354 shares of common stock ("PIPE Shares") to KPCB for a cash consideration of $1.08 per share, or a total of $1,301,782.30 (the "PIPE Transaction") pursuant to the terms of that certain Common Stock Purchase Agreement by and between the Company and KPCB dated January 8, 2003 (the "Common Stock Purchase Agreement"). The PIPE Shares were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act. In connection with the PIPE Transaction, the Company agreed that for so long as KPCB owns at least 200,000 shares of the PIPE Shares, it will use its best efforts to cause two designees of KPCB to be appointed to its board of directors. Effective as of immediately following the closing of the PIPE Transaction, Vinod Khosla was named to the Company's board of directors as one of these two designees. Pursuant to the PIPE Transaction, the Company also agreed to cause a registration statement covering the PIPE Shares to be filed no later than ten days after the date that the Company files with the SEC an amendment to this Form 8-K, which shall contain the financial statements of Asera. A copy of the Common Stock Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The Company also announced that on January 8, 2003 it entered into a two-year Consulting Agreement with KPCB ("Consulting Agreement") pursuant to which KPCB agreed to provide certain consulting services to the Company in exchange for the issuance of certain performance warrants to purchase up to 2,500,000 shares of the Company's common stock, effective upon the satisfaction of certain specified conditions including, without limitation, the approval of the Company's shareholders. The Company has agreed to register the shares issuable upon exercise of the warrants for resale under the Securities Act. A copy of the Consulting Agreement is attached as
     Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

         A copy of the press release issued by Registrant on January 8, 2003 concerning the foregoing transaction is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

         The financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date that this Current Report on Form 8-K must be filed.

         (b) Pro Forma Financial Information.

         The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date that this Current Report on Form 8-K must be filed.

      (c) Exhibits

        EXHIBIT
          NO.                          DESCRIPTION
          ---                          -----------

         2.1 Asset Purchase Agreement dated as of January 8, 2003 by and between Sherwood Partners and SEEC, Inc.

         10.1 Common Stock Purchase Agreement dated as of January 8, 2003 by and between SEEC, Inc. and KPCB Holdings, Inc.

         10.2 Bridge Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., and KPCB Holdings, Inc.

         10.3 Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., and Comdisco Ventures, Inc.

         10.4 Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., Venture Lending & Leasing III, Inc., Third Coast Capital, Venture Banking Group, GATX Ventures, Inc., and Heller Financial Leasing, Inc.

         10.5 Consent and Agreement dated as of January 8, 2003 by and among KPCB Holdings, Inc., Asera, Inc., Sherwood Partners, Inc., and SEEC, Inc.

         10.6 Consulting Agreement dated as of January 8, 2003 by and between SEEC, Inc. and KPCB Holdings, Inc.

         99.1 Press Release of Registrant, dated January 8, 2003, announcing that it has purchased certain assets from Sherwood Partners.

         99.2 Press Release of Registrant, dated January 8, 2003, announcing that it has received an investment of approximately $1.3 million from venture capital firm KPCB Holdings, Inc. received an investment of approximately $1.3 million from venture capital firm KPCB Holdings, Inc.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  SEEC, Inc.
                                ------------------------------------------------
                                                  (Registrant)

Date:  January 23, 2003
                            By:            /s/    RAVINDRA KOKA
                                ------------------------------------------------
                                                  Ravindra Koka
                                President, Chief Executive Officer and Director

                                  EXHIBIT INDEX

        EXHIBIT
          NO.                              DESCRIPTION
          ---                              -----------

         2.1 Asset Purchase Agreement dated as of January 8, 2003 by and between Sherwood Partners and SEEC, Inc.

         10.1 Common Stock Purchase Agreement dated as of January 8, 2003 by and between SEEC, Inc. and KPCB Holdings, Inc.

         10.2 Bridge Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., and KPCB Holdings, Inc.

         10.3 Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., and Comdisco Ventures, Inc.

         10.4 Loan Assumption Agreement dated as of January 8, 2003 by and among Sherwood Partners, Inc., SEEC, Inc., Venture Lending & Leasing III, Inc., Third Coast Capital, Venture Banking Group, GATX Ventures, Inc., and Heller Financial Leasing, Inc.

         10.5 Consent and Agreement dated as of January 8, 2003 by and among KPCB Holdings, Inc., Asera, Inc., Sherwood Partners, Inc., and SEEC, Inc.

         10.6 Consulting Agreement dated as of January 8, 2003 by and between SEEC, Inc. and KPCB Holdings, Inc.

         99.1 Press Release of Registrant, dated January 8, 2003, announcing that it has purchased certain assets from Sherwood Partners.

         99.2 Press Release of Registrant, dated January 8, 2003, announcing that it has received an investment of approximately $1.3 million from venture capital firm KPCB Holdings, Inc. received an investment of approximately $1.3 million from venture capital firm KPCB Holdings, Inc.